Related Party Transactions	12 Months Ended
Dec. 31, 2018
Related Party Transactions [Abstract]
Related Party Transactions

7. RELATED PARTY TRANSACTIONS

(a) Revenue – related party

Since May 2017, the Company has entered into a series of contracts with Shenzhen Taoping New Media Co., Ltd. (Shenzhen Taoping) and its affiliates for the sale of the Company’s Cloud-Application-Terminal based digital ads display terminals, software and technical services. Shenzhen Taoping is a related party company controlled by Mr. Lin, the Company’s Chairman and Chief Executive Officer. For the years ended December 31, 2018, 2017 and 2016, revenues from related party for sales of products were approximately $9.4 million, $9.1 million and $0, respectively.

(b) Rental income – related party

On July 1, 2017, the Company entered into a lease agreement with Shenzhen Taoping New Media Co., Ltd. for leasing the Company’s office space located at 18th Floor, Education and Technology Building, Zhuzilin, Futian District, Shenzhen City for a period of 24 months. Shenzhen Taoping is a company controlled by Mr. Lin. For the years ended December 31, 2018 and 2017, the Company’s rental income from related party was approximately $63,000 and $31,000, respectively.

(c) Services purchase –related party

In the second half of 2018, iASPEC and Bocom accrued a total of $66,135 payable to Shenzhen Taoping New Media Co., Ltd., for certain consultation services provided by Shenzhen Taoping.

(d) Amount due to related-party

As of December 31, 2018 and 2017, the Company recorded a total of $1.0 million and $1.2 million, respectively due to Shenzhen Taoping which were due on demand, without interest. The Company fully repaid subsequently.